SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  August 16, 1995



               JAMES RIVER CORPORATION OF VIRGINIA
     (Exact name of registrant as specified in its charter)


                            Virginia
         (State or other jurisdiction of incorporation)


            1-7911                           54-0848173
   (Commission File Number)     (IRS Employer Identification Number)


          120 Tredegar Street, Richmond, Virginia 23219
  (Address of principal executive offices, including zip code)


 Registrant's telephone number, including area code:  (804) 644-5411

Item 5.   Other Events.

     On August 16, 1995, James River Corporation of Virginia ("James River" or the "Company") published a press release announcing the approval by the Company's Board of Directors of the distribution of all of the outstanding shares of common stock of Crown Vantage Inc. to holders of record of James River common stock as of the close of business on August 25, 1995. One share of Crown Vantage common stock will be distributed for every ten shares of James River common stock. A copy of the press release is filed herewith as Exhibit 99(a).

     On August 17, 1995, James River published a press release announcing the election of Miles L. Marsh, of Lake Forest, IL, as President, Chief Executive Officer and member of the Board of Directors of James River. Mr. Marsh will join the Company on October 2, 1995. A copy of the press release is filed herewith as Exhibit 99(b).

Item 7.   Financial Statements and Exhibits

(c)  Exhibits:

            99(a) Press release dated August 16, 1995, published by
                  the registrant -- filed herewith.

            99(b) Press release dated August 17, 1995, published by
                  the registrant -- filed herewith.



                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION OF VIRGINIA



                              By: /s/ Stephen E. Hare
                                       Stephen E. Hare
                                       Senior Vice President, Corporate Finance
                                        and Chief Financial Officer


Date:    August 21, 1995